UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2016
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RETROPHIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12255 El Camino Real, Suite 250 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 260-8600
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS
On September 7, 2016, Retrophin, Inc. (the “Company”) issued a press release announcing positive top-line results from the Company’s Phase 2 DUET study of sparsentan for the treatment of focal segmental glomerulosclerosis, a rare kidney disorder without an approved pharmacologic treatment that often leads to end-stage renal disease. The study achieved statistical significance in the primary efficacy endpoint for the overall sparsentan treatment group, demonstrating a greater than two-fold reduction of proteinuria compared to irbesartan after the eight-week, double-blind treatment period.
In the DUET study, the mean reduction of proteinuria from baseline after eight weeks of treatment for all patients treated with 200, 400, and 800 mg/day of sparsentan (n=64) was 44.8 percent, compared to a mean reduction of proteinuria for all patients receiving 300 mg/day of irbesartan (n=32) of 18.5 percent (p=0.006). Further, the mean reduction of proteinuria from baseline after eight weeks of treatment for all patients treated with 400 mg and 800 mg doses of sparsentan (n=51) was 47.4 percent, compared to a mean proteinuria reduction of 19.0 percent for patients receiving 300mg of irbesartan (n=25) in these two dose cohorts (p=0.011). The comparison of individual sparsentan dose cohorts to irbesartan showed clear signals of relative improvement, but did not reach statistical significance.
Top-line results suggest sparsentan was generally safe and well-tolerated in the DUET study. One serious adverse event, anemia, classified as potentially related to treatment occurred in the sparsentan group but did not result in study discontinuation during the eight-week blinded treatment period. There were no withdrawals due to fluid retention during the eight-week blinded treatment period. All patients who completed the eight-week treatment period entered the ongoing open label extension study, and the vast majority of these patients continue to receive therapy.
Forward-Looking Statements
Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks are described more fully in the Company’s filings with the Securities and Exchange Commission, including without limitation the Company’s most recent Annual Report on Form 10-K and other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Dated: September 7, 2016	By:	/s/ Stephen Aselage
	Name:	Stephen Aselage
	Title:	Chief Executive Officer